Exhibit 99.1

Press Release

For Immediate Release

Guaranty Bancshares, Inc.

Announces Record Date for Conditional Special Cash Dividend

Addison, Texas – September 9, 2025 / Business Wire / – Guaranty Bancshares, Inc. (NYSE: GNTY) (the “Company”), the parent company of Guaranty Bank & Trust, N.A. (the “Bank”), today announced that its Board of Directors has set September 19, 2025 as the record date for a conditional special cash dividend on its common stock (the “Special Dividend”).

As previously announced, on June 24, 2025, the Company and the Bank entered into a Plan and Agreement of Merger (the “Merger Agreement”), with Glacier Bancorp, Inc. (“GBCI”) and its wholly owned subsidiary, Glacier Bank, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the Company will merge with and into GBCI (the “Merger”), with GBCI surviving the Merger. Under the Merger Agreement, If the GNTY Closing Capital (as defined in the Merger Agreement) is in excess of $292,199,000, plus the amount of any capital attributable to the exercise of Company stock options after March 31, 2025, if any (the “Closing Capital Requirement”), the Company may, prior to the effective date of the Merger, declare and pay a special cash dividend to its shareholders in an amount equal to the positive differential between the GNTY Closing Capital and the Closing Capital Requirement, after taking into account any equitable adjustments made to the terms of Company stock options.

Payment of the Special Dividend is subject to the Company and GBCI agreeing upon the final amount of the GNTY Closing Capital in accordance with the terms of the Merger Agreement and such final amount exceeding the Closing Capital Requirement. Therefore, the Company cannot assure that the Special Dividend will be paid or, if paid, what the amount will be.

About Guaranty Bancshares

Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of June 30, 2025, Guaranty Bancshares, Inc. had total assets of $3.1 billion, total loans of $2.1 billion and total deposits of $2.7 billion. Visit www.gnty.com for more information.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving the Company and GBCI, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of the Company’s control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and GBCI operate; uncertainties regarding the ability of Glacier Bank and the Bank to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this communication. For more information, see the risk factors described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) from time to time.

Exhibit 99.1

No Offer or Solicitation

This communication is being filed in respect of the proposed merger transaction involving the Company and GBCI. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, GBCI filed with the SEC a Registration Statement on Form S-4 on August 1, 2025, as amended on August 12, 2025 (the “Registration Statement”), which includes a Proxy Statement of the Company and a Prospectus of GBCI. The Registration Statement was declared effective by the SEC on August 14, 2025, and on August 14, 2025, GBCI filed a final Prospectus with the SEC and the Company filed the definitive Proxy Statement with the SEC. The Company commenced mailing the definitive Proxy Statement/Prospectus to its shareholders on or about August 15, 2025. Each of the Company and GBCI may also file other relevant documents with the SEC regarding the proposed merger transaction. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that the Company or GBCI may file with the SEC and send to the Company’s shareholders in connection with the proposed merger transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND ACCOMPANYING PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Free copies of the Registration Statement and Proxy Statement/Prospectus, as well as other filings containing information about the Company, GBCI and the proposed transaction, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain the documents filed with the SEC by the Company, free of charge, in the “Investors” section of the Company’s website, www.gnty.com, under the heading “Financial Information - SEC Filings” or by requesting them in writing or by telephone from the Company at: Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, ATTN: Corporate Secretary; Telephone (888) 572-9881, and will be able to obtain the documents filed with the SEC by GBCI, free of charge, at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706.

Participants in the Solicitation

The Company and GBCI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2025. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

###

Contact Information:

Shalene Jacobson

Executive Vice President & Chief Financial Officer

Guaranty Bancshares, Inc.

(888) 572-9881

investors@gnty.com